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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2003


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-24710                  52-1700207
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1221 Avenue of the Americas, 36th Fl., New York, NY                 10020
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100

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Item 5.  Other Events.

         On November 19, 2003, we entered into a Terms Agreement, which incorporates by reference our Form Underwriting Agreement attached thereto, with UBS Securities LLC (the "Terms Agreement"). Pursuant to the Terms Agreement, we issued 73,170,732 shares of our common stock, par value $.001 per share, under our Registration Statement on Form S-3 (File No. 333-108387) on November 24, 2003.

         A copy of the Terms Agreement, which incorporates our Form Underwriting Agreement attached thereto, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SIRIUS SATELLITE RADIO INC.



                                          By: /s/  Patrick L. Donnelly
                                             ---------------------------------
                                                   Patrick L. Donnelly
                                                   Executive Vice President,
                                                   General Counsel and Secretary


Dated:  December 3, 2003




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                                  EXHIBIT INDEX


Exhibit                      Description of Exhibit
-------                      ----------------------

 99.1 Terms Agreement, which incorporates by reference the terms of the Company's Form Underwriting Agreement attached thereto, dated November 19, 2003 between the Company and UBS Securities LLC.